Filed pursuant to Rule 497(e)

File Registration Nos.: 811-22378 and 333-164298

January 2, 2020

DOUBLELINE FUNDS TRUST

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond

DoubleLine Global Bond Fund

DoubleLine Ultra Short Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Strategic Commodity Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Colony Real Estate and Income Fund

DoubleLine Emerging Markets Local Currency Bond Fund

DoubleLine Income Fund

Supplement dated January 2, 2020 to the Prospectuses for the above-named Funds, each dated July 31, 2019 except for the Prospectuses for DoubleLine Emerging Markets Local Currency Bond Fund, which is dated June 28, 2019, and DoubleLine Income Fund, which is dated September 3, 2019, each as supplemented through the date hereof. This Supplement updates the Privacy Policy contained in the above dated Prospectuses. Please review this important information carefully.

Updated Privacy Policy

Effective immediately, the section of the Prospectuses titled “Privacy Policy” is hereby deleted and replaced in its entirety with the following:

Privacy Policy

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine (“we” and “our”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

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Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
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Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

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Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information?

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their website is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.

How and why we may share your information.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

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It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

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DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

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In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;

•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change, that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE